Jewel Changi Airport, Singapore 1

Cautionary note on forward-looking statements This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2019, expected Shack openings, expected same-Shack sales growth and trends in Shake Shack Inc.’s (the “Company’s”) operations. Forward-looking statements discuss the Company's current expectations and projections relating to their financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2018, filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. 2

We are relentlessly focused on excellence, experience and hospitality 2019 Strategic Commitments

Q1 2019 highlights

+3.6%

Growth in Same-Shack Sales[1]



$133M

Total Revenue +34% YoY



$195M

Shack System-wide Sales[2] +34% YoY

$4.3M

Average Unit Volume[3]

$17.8M

Adjusted EBITDA[4] +10% YoY


SHAKE SHACK

12

New Company-Operated and Licensed Shacks opened in Q1

$27.0M

Shack-Level Operating Profit[4] +13% YoY

1. "Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer
2. "Shack System-wide Sales" is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees
3. "Average unit volume" or "AUV" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUV is calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales. The measurement of AUV allows the Company to assess changes in guest traffic and per transaction patterns at domestic company-operated Shacks
4. "Adjusted EBITDA" and "Shack-level Operating Profit" are non-GAAP measures. Definitions of Adjusted EBITDA and Shack-level Operating Profit, the most directly comparable financial measure presented in accordance with GAAP, is included in the appendix of this presentation

4

Consistent, strong performance Total Revenue ($M) Cash Flow from Operations ($M) CAGR 28% CAGR 34% $459 $493 $85 $84 $359 $71 $268 $54 $191 $41 '15 '16 '17 '18 Q1 '19 '15 '16 '17 '18 Q1 '19 TTM TTM Shack System-wide Sales1 ($M) System-wide Shack Count CAGR 32% CAGR 35% $672 $721 208 218 $532 159 $403 114 $295 84 '15 '16 '17 '18 Q1 '19 '15 '16 '17 '18 Q1 '19 TTM 1. “Shack system-wide sales” is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.. Note: CAGR for total revenue, cash flow from operations, system-wide Shack count and system-wide sales is the compounded annual growth rate between ‘15 and ‘18 5

First quarter updates • New Shack development pipeline remains robust both domestically and internationally, supporting continued growth in new markets and further penetration of existing markets o New company-operated markets of Providence, New Orleans, Columbus and Salt Lake City launching in 2019 o Licensed Shacks also continue to grow with focus in Asia: first Shack in mainland China, Shanghai opened in January 2019, while first Singapore Shack opened in April 2019 o The Philippines and Mexico, both new markets in 2019, opening later this year • Digital channels, particularly delivery, represent significant growth opportunity • Menu innovation remains a key strategic focus with nationwide launch of Chick’n Bites LTO; receiving positive guest response • Labor inflation and increased regulation in key markets combined with higher costs in new Shacks remain a headwind for margin 6

Committing to excellence in our people 'All-In' ~60% 4 - Day 100% Launched Shake Promotions earned by Workweek testing Human Rights Shack’s Diversity women across all in select markets Campaign 2019 & Inclusion Shacks in 2018 to attract & retain Corporate Equality Program talent Index 7

Domestic company-operated development remains strong 36 to 40 New Shacks in 2018 Domestic Company-Operated Shacks 5 >80% Shacks opened in the Shacks outside of 200+ NYC First Quarter New York City1 Other 160 - 164 ~80% Shacks in existing vs. new markets 43% planned for 2019 CAGR from 124 2012 to 2019 21 44 103 11 13 33 6 7 Hudson Yards, Manhattan, NY '12 '15 '18 '19E '20 Targets 1. Represents number of Shacks outside of the New York City area at the end of Q1 2019 8 Note: CAGR is the compounded annual growth rate represented by the midpoint of the '19 range in relation to number of Shacks at end of ‘12

Global licensing expansion remains sizeable with focus on Asia and domestic airports st Licensed Shacks 1 International office planned in Middle East, Turkey, Russia 120+ 7 Hong Kong to support growth 8 UK Japan, Korea, Hong Kong Licensed Shacks opened Airport locations in the U.S. US 100 - 102 in the First Quarter 4 with more to come in 2019 84 New markets in 2019 include 44% China, Singapore, the 9 CAGR from Philippines, and Mexico 2012 to 2019 12 19 40 1 4 5 44 30 8 3 5 Kyoto, Japan '12 '15 '18 '19E '20 Targets 9 Note: CAGR is the compounded annual growth rate represented by the midpoint of the '19 range in relation to number of Shacks at end of '12

Driving excitement through exclusive collaborations and events Game of ThronesTM Collab Coachella 2019 Dominque Ansel Collab Crowd Cow ATX Burger 10

Fiscal year 2019 guidance These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different. Factors that might cause such differences include, but are not limited to, those discussed in Part I, Item 1A of the Company's Form 10-K for the fiscal year ended December 26, 2018 under the heading “Risk Factors.” These forward-looking projections should be reviewed in conjunction with the consolidated financial statements and the section titled “Trends in Our Business” which forms the basis of our assumptions used to prepare these forward-looking projections. You should not attribute undue certainty to these projections and we undertake no obligation to revise or update any forward-looking information, except as required by law. FY 2019 Guidance FY 2019 Guidance February 25, 2019 May 2, 2019 Total Revenue $570M to $576M $576M to $582M Licensed Revenue $15M to $16M $15M to $16M Same-Shack Sales growth1 0% to 1% 1% to 2% Average Unit Volume2 $4.0M to $4.1M $4.0M to $4.1M Domestic company-operated openings 36 to 40 36 to 40 Licensed Shack openings 16 to 18, net 16 to 18, net Shack-level operating profit margin3,4 (%) 23% to 24% 23% to 24% General and administrative expenses5 $66.4M to $68.2M $66.4M to $68.2M Core general and administrative expenses $56M to $57M $56M to $57M Equity-based compensation $7.4M to $7.7M $7.4M to $7.7M $3M to $3.5M (G&A) $3M to $3.5M (G&A) Project Concrete $4M (Capex) $4M (Capex) Depreciation expense $41M to $42M $41M to $42M Pre-opening costs $13M to $14M $13M to $14M Interest expense $0.3M to $0.4M $0.3M to $0.4M Adjusted pro forma tax rate6 (%) 26.5% to 27.5% 26.5% to 27.5% 1. Includes approximately 1.5% of menu price increases taken in December 2018 2. Includes all domestic company-operated Shacks 3. Includes approximately 50 bps of impact from the adoption of the new lease accounting standard 4. Shack-level operating profit margin is a non-GAAP measure. A reconciliation to the most directly comparable GAAP measure, operating income, has not been provided as we cannot project certain reconciling items, such as gains or losses on disposal of property and equipment, without unreasonable effort given the uncertainty around the timing and amount of such losses or gains. Losses on disposal of property and equipment were less than $1 million for each of the fiscal years 2018, 2017 and 2016 5. Includes Project Concrete, equity-based compensation, and other one-time charges 11 6. Adjusted pro forma effective tax rate is a non-GAAP measure. A reconciliation to the most directly comparable GAAP measure, income tax expense, has not been provided as we cannot project income tax expense without unreasonable effort due to our inability to predict changes in our ownership interest in SSE Holdings resulting from redemptions of LLC Interests by non-controlling interest holders and equity-based award activity. Income tax expense for fiscal years 2018, 2017 and 2016 was $8.9 million, $151.4 million and $6.4 million, respectively

12

Impact of New Accounting Standard First Quarter 2019 Balance Sheet changes Balance Sheet impact from the adoption of the new lease accounting standard Right-of-use asset & lease liabilities • Net increase to total assets of $218 million Landlord funded assets & deemed landlord financing liabilities • Net increase to total liabilities of $213 million Deferred rent liabilities Income Statement changes Net resulting Income Statement impact Occupancy and related expenses • Expect approximately 50 basis points net unfavorable impact to Shack-level Operating Profit margin in 2019 due Other operating expenses to adoption of the new lease standard Interest expense • Expect unfavorable impact to Adjusted EBITDA; minimal net impact to Net Income 13

Definitions First Quarter 2019 “Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, deferred lease costs, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.. “Adjusted EBITDA margin,” a non-GAAP measure, is defined as net income before net interest, taxes, depreciation and amortization, which also excludes equity-based compensation expense, deferred lease costs, losses on the disposal of property and equipment, as well as certain non-recurring and other items that the Company does not believe directly reflect its core operations, as a percentage of revenue. "Average unit volumes" or "AUVs" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales. "Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. “EBITDA,” a non-GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense. "Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales. "Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks. “Shack system-wide sales” is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees. 14

Income Statement First Quarter 2019 Thirteen Weeks Ended (in thousands, except per share amounts) March 27, 2019 March 28, 2018 Shack sales $ 128,569 97.0% $ 96,089 96.9% Licensing revenue 4,040 3.0% 3,027 3.1% TOTAL REVENUE 132,609 100.0% 99,116 100.0% Shack-level operating expenses(1): Food and paper costs 37,991 29.5% 26,955 28.1% Labor and related expenses 37,093 28.9% 26,687 27.8% Other operating expenses 15,568 12.1% 10,759 11.2% Occupancy and related expenses 10,899 8.5% 7,675 8.0% General and administrative expenses 13,937 10.5% 11,809 11.9% Depreciation expense 8,966 6.8% 6,498 6.6% Pre-opening costs 2,642 2.0% 2,029 2.0% Loss on disposal of property and equipment 351 0.3% 190 0.2% TOTAL EXPENSES 127,447 96.1% 92,602 93.4% OPERATING INCOME 5,162 3.9% 6,514 6.6% Other income, net 564 0.4% 228 0.2% Interest expense (72) -0.1% (565) -0.6% INCOME BEFORE INCOME TAXES 5,654 4.3% 6,177 6.2% Income tax expense 2,047 1.5% 1,198 1.2% NET INCOME 3,607 2.7% 4,979 5.0% Less: net income attributable to non-controlling interests 1,061 0.8% 1,471 1.5% NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC. $ 2,546 1.9% $ 3,508 3.5% Earnings per share of Class A common stock: Basic $0.09 $0.13 Diluted $0.08 $0.13 Weighted-average shares of Class A common stock outstanding: Basic 29,563 27,039 Diluted 30,392 27,822 (1) As a percentage of Shack sales. 15

Shack-Level Operating Profit Definitions First Quarter 2019 Shack-Level Operating Profit Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses. How This Measure Is Useful When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making. Limitations of the Usefulness of this Measure Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as general and administrative expenses and pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below. 16

Shack-Level Operating Profit First Quarter 2019 Thirteen Weeks Ended (dollar amounts in thousands) March 27, 2019 March 28, 2018 Operating income $ 5,162 $ 6,514 Less: Licensing revenue 4,040 3,027 Add: General and administrative expenses 13,937 11,809 Depreciation expense 8,966 6,498 Pre-opening costs 2,642 2,029 Loss on disposal of property and equipment 351 190 Shack-level operating profit $ 27,018 $ 24,013 Total revenue $ 132,609 $ 99,116 Less: licensing revenue 4,040 3,027 Shack sales $ 128,569 $ 96,089 Shack-level operating profit margin 21.0% 25.0% 17

Adjusted EBITDA Definitions First Quarter 2019 EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred lease costs, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. How These Measures Are Useful When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance. Limitations of the Usefulness of These Measures EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth below. 18

Adjusted EBITDA First Quarter 2019 Thirteen Weeks Ended (in thousands) March 27, 2019 March 28, 2018 Net income $ 3,607 $ 4,979 Depreciation expense 8,966 6,498 Interest expense, net 72 558 Income tax expense 2,047 1,198 EBITDA 14,692 13,233 Equity-based compensation 1,720 1,437 Deferred lease costs(1) 585 69 Loss on disposal of property and equipment 351 190 Other income related to the adjustment of liabilities under tax receivable agreement (14) — Executive transition costs(2) 38 — Project Concrete(3) 472 239 Costs related to relocation of Home Office(4) — 998 Adjusted EBITDA $ 17,844 $ 16,166 Adjusted EBITDA margin(5) 13.5% 16.3% (1) Reflects the extent to which lease expense is greater than or less than cash lease payments. As a result of adoption of the new lease accounting standard on December 27, 2018, these lease costs may also include certain additional lease components, such as common area maintenance costs and property taxes, that were previously not included in lease expense for prior periods. (2) Represents fees paid in connection with the search for certain of the Company's executive and key management positions. (3) Represents consulting and advisory fees related to the Company's enterprise-wide system upgrade initiative called Project Concrete. (4) Costs incurred in connection with the Company's relocation to a new Home Office. (5) Calculated as a percentage of total revenue. 19

Adjusted Pro Forma Effective Tax Rate First Quarter 2019 Thirteen Weeks Ended March 27, 2019 Income Tax Income Before Effective Tax (in thousands) Expense Income Taxes Rate As reported $ 2,047 $ 5,654 36.2% Non-GAAP adjustments (before tax): Executive transition costs 38 Project Concrete 472 Other income related to the adjustment of liaibilities under tax receivable agreement (14) Tax effect of change in basis related to the adoption of ASC 842 (1,161) Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests 315 Adjusted pro forma $ 1,201 $ 6,150 19.5% Less: Windfall tax benefits from stock-based compensation 459 Adjusted pro forma (excluding windfall tax benefits) $ 1,660 $ 6,150 27.0% 20

Investor Contact: Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com Media Contact: Kristyn Clark, Shake Shack 646-747-8776 kclark@shakeshack.com 21